UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549	OMB Number: 3235-0060 Expires: July 31, 2021 Estimated average burden hours per response.... 9.21

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 16, 2021

Utilicraft Aerospace Industries, INC.
(Exact name of registrant as speciﬁed in its charter)

Nevada	333-128758	20-1990623
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identiﬁcation No.)

401 Ryland Street, Suite 200-A Reno, Nevada	89502
(Address of principal executive oﬃces)	(Zip Code)

Registrant’s telephone number, including area code (214) 418-6940

 _____________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.06. Material Impairments.

Effective March 16, 2021, Utilicraft Aerospace Industries, Inc. is working on updating the filings and moving towards a U.S. Reporting: SEC Reporting current information status, and OTCBB “Current Status”. The company’s management were in contact with the SEC attorneys to explore various options and pathways that are available for a “fully reporting filer” who is “delinquent” in their filings. The management now has a plan and a resolution as to what steps need to be taken to return the company back to a “SEC fully reporting filer”. The company’s new management and their CEO decided on one of several possible solutions available to a “delinquent filer”. Recently, the SEC with an additional help from the “Jobs Act”, created a “Delinquent filer Program”. This program was design to assist “SEC Filers” who are currently delinquent and may be in jeopardy of losing their registration. The management decided to use this program to get the company back to “SEC Filer Current”. The “Delinquent Filer program “consists of several steps: 1. The company will file a combined report in a Form 10K. This will be a “multiyear combined report titled: “Comprehensive Filing Report Form SUPER 10K and 10Q”. 2. The company will have a newly hired PCAOB CPA firm to perform an audit and upon submission through EDGAR to SEC the company’s attorney will provide an “Attorney opinion letter as to the Current status. 3. Once accepted by the SEC, the company will then continue to file its reports and disclosure obligations on a timely matter.  At this point the company will also complete and file all the past 10Q and Q’s, to leave no “missing” filing periods.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTILICRAFT AEROSPACE INDUSTRIES, INC.
(Registrant)

Date 3/16/2021	/s/ Edward I. Vakser
Edward I. Vakser
Chairman/CEO, President, Director
Corporate Secretary and Treasurer

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